BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

                                                                                       % OF                  % OF APPLICABLE
      CMSA       CMSA        MORTGAGE                                              INITIAL POOL  LOAN GROUP     LOAN GROUP
 ID LOAN NO. PROPERTY NO. LOAN SELLER (2) PROPERTY NAME (1)                          BALANCE    (ONE OR TWO)     BALANCE
----------------------------------------------------------------------------------------------------------------------------

 10    10       10-001         BSCMI      Pennswood Apartments                         1.1%           2            8.8%
 15    15       15-001         BSCMI      Colonial Park                                0.9%           2            7.3%
 24    24       24-001        PCF II      North Brunswick Manor                        0.8%           2            6.1%
 29    29       29-001         NLIC       Crosswoods at Central Park                   0.7%           2            5.3%
 33    33       33-001          WFB       Knollwood Village Apartments                 0.6%           2            4.9%
----------------------------------------------------------------------------------------------------------------------------
 35    35       35-001        PCF II      Hunterstone Apartments                       0.6%           2            4.8%
 39    39       39-001         BSCMI      Oakwood Apartments                           0.6%           2            4.5%
 45    45       45-001        PCF II      Dawson Forest Apartments                     0.5%           2            4.0%
 47    47       47-001          WFB       Imperial Apartments                          0.5%           2            4.0%
 48    48       48-001         BSCMI      The Willows at Barrington                    0.5%           2            4.0%
----------------------------------------------------------------------------------------------------------------------------
 54    54       54-001          PCF       Brandywine & Fountain Terrace Apartments     0.5%           2            3.8%
 60    60       60-001        PCF II      Sheldon Palms Apartments                     0.5%           2            3.5%
 63    63       63-001         PMCF       The Garden District Apartments               0.4%           2            3.3%
 65    65       65-001         BSCMI      Courtyard Apartments Valdosta                0.4%           2            3.2%
 70    70       70-001         BSCMI      Fox Ridge                                    0.4%           2            3.0%
----------------------------------------------------------------------------------------------------------------------------
 90    90       90-001         BSCMI      Villages of Lake Jackson                     0.3%           2            2.5%
122   122      122-001        PCF II      Town Center Park Apartments                  0.2%           2            1.9%
142   142      142-001          WFB       White River Mountain Apartments              0.2%           2            1.7%
146   146      146-001          WFB       Sherwood Glen Apartments                     0.2%           2            1.7%
148   148      148-001          WFB       Valley Heights Independent Living            0.2%           2            1.7%
----------------------------------------------------------------------------------------------------------------------------
150   150      150-001         PMCF       Taylor Park Apartments                       0.2%           2            1.6%
155   155      155-001          WFB       Savannah Apartments                          0.2%           2            1.6%
164   164      164-001          WFB       New Brighton Apartments                      0.2%           2            1.5%
165   165      165-001          WFB       Teaberry Greene Townhomes                    0.2%           2            1.4%
170   170      170-001         BSCMI      Sunquest Apartments                          0.2%           2            1.3%
----------------------------------------------------------------------------------------------------------------------------
172   172      172-001        PCF II      New Center Greens                            0.2%           2            1.3%
182   182      182-001          WFB       The Saxe Building                            0.2%           2            1.3%
189   189      189-001          WFB       Alameda Park Apartments                      0.1%           2            1.2%
204   204      204-001         BSCMI      176 East 176th Street                        0.1%           2            1.0%
213   213      213-001         PMCF       Park Hill Apartments                         0.1%           2            0.9%
----------------------------------------------------------------------------------------------------------------------------
215   215      215-001          WFB       Emerald Vista Apartments I                   0.1%           2            0.9%
227   227      227-001         PMCF       Parkside Townhome Apartments                 0.1%           2            0.8%
230   230      230-001        PCF II      Cedargate Apartments                         0.1%           2            0.8%
236   236      236-001         BSCMI      2505 Olinville Avenue                        0.1%           2            0.8%
259   259      259-001          WFB       Biscayne Apartments                          0.1%           2            0.6%
----------------------------------------------------------------------------------------------------------------------------
262   262      262-001        PCF II      Dwight Way Apartments                        0.1%           2            0.6%
275   275      275-001         BSCMI      344 East 209th Street                        0.1%           2            0.5%
278   278      278-001        PCF II      Park Place Apartments                        0.1%           2            0.4%
285   285      285-001         BSCMI      2935 Holland Avenue                          0.1%           2            0.4%
286   286      286-001          WFB       M&H Properties, LLC                          0.1%           2            0.4%
----------------------------------------------------------------------------------------------------------------------------
290   290      290-001          WFB       Merrydale Apartments                         0.0%           2            0.4%
294   294      294-001         BSCMI      2885 Briggs Avenue                           0.0%           2            0.3%

               GENERAL     DETAILED
       # OF    PROPERTY    PROPERTY
 ID PROPERTIES TYPE        TYPE               STREET ADDRESS                                  CITY               COUNTY       STATE
-----------------------------------------------------------------------------------------------------------------------------------

 10      1     Multifamily Garden             4913 Wynnewood Road                             Harrisburg         Dauphin        PA
 15      1     Multifamily Garden             42-12 Williamsburg Drive                        Harrisburg         Dauphin        PA
 24      1     Multifamily Garden             615 Bishop Boulevard                            North Brunswick    Middlesex      NJ
 29      1     Multifamily Garden             105 Radio City Boulevard                        Columbus           Franklin       OH
 33      1     Multifamily Garden             2130 East Hill Drive                            Grand Blanc        Genesee        MI
-----------------------------------------------------------------------------------------------------------------------------------
 35      1     Multifamily Garden             1001 HunterStone Dr                             Leland             Brunswick      NC
 39      1     Multifamily Garden             26300 Berg Road                                 Southfield         Oakland        MI
 45      1     Multifamily Garden             100 Green Forest Drive                          Dawsonville        Dawson         GA
 47      1     Multifamily Garden             1722, 1700, 1688, 1697, 1719, 1813,             Rock Springs       Sweetwater     WY
                                              1925 Imperial Dr. and 1818, 1924 Sunset Drive

 48      1     Multifamily Garden             1200 Clements Bridge Road                       Barrington Borough Camden         NJ
-----------------------------------------------------------------------------------------------------------------------------------
 54      1     Multifamily Garden             1975 Mack Boulevard, 2150 S. 9th Street         Allentown          Lehigh         PA
 60      1     Multifamily Garden             8802 Brennan Circle                             Tampa              Hillsborough   FL
 63      1     Multifamily Student Housing    190 East University Drive                       Auburn             Lee            AL
 65      1     Multifamily Student Housing    480 Murray Road                                 Valdosta           Lowndes        GA
 70      1     Multifamily Garden             220 A Dobbs Drive                               Hi-Nella           Camden         NJ
-----------------------------------------------------------------------------------------------------------------------------------
 90      1     Multifamily Garden             504 Highway 332                                 Lake Jackson       Brazoria       TX
122      1     Multifamily Garden             29250 SW Parkway Court                          Wilsonville        Clackamas      OR
142      1     Multifamily Garden             115 White River Mountain Blvd                   Hollister          Taney          MO
146      1     Multifamily Garden             8825 Hickman Rd.                                Urbandale          Polk           IA
148      1     Multifamily Independent Living 925 Freedom Blvd.                               Watsonville        Santa Cruz     CA
-----------------------------------------------------------------------------------------------------------------------------------
150      1     Multifamily Garden             11201 & 11400 Elm Street                        Taylor             Wayne          MI
155      1     Multifamily Garden             8800 Broadway St.                               Houston            Harris         TX
164      1     Multifamily Garden             1260 Brighton Ave                               Albany             Alameda        CA
165      1     Multifamily Garden             9 Warwick Lane                                  Fishersville       Augusta        VA
170      1     Multifamily Garden             445 North Pantano Road                          Tucson             Maricopa       AZ
-----------------------------------------------------------------------------------------------------------------------------------
172      1     Multifamily Garden             1 Oliver Court                                  Hillsborough       Somerset       NJ
182      1     Multifamily Mid Rise           2402 NE 65th Street                             Seattle            King           WA
189      1     Multifamily Garden             547-549 Buena Vista Ave.                        Alameda            Alameda        CA
204      1     Multifamily Mid Rise           176 East 176th St                               Bronx              Bronx          NY
213      1     Multifamily Garden             33000 Park Hill Boulevard                       Wayne              Wayne          MI
-----------------------------------------------------------------------------------------------------------------------------------
215      1     Multifamily Garden             8661 Elk Grove Blvd.                            Elk Grove          Sacramento     CA
227      1     Multifamily Garden             1122 Millview Drive                             Arlington          Tarrant        TX
230      1     Multifamily Garden             2700-2701 North Mill Avenue                     Bowling Green      Warren         KY
236      1     Multifamily Mid Rise           2505 Olinville Avenue                           Bronx              Bronx          NY
259      1     Multifamily Garden             150 Northland Drive                             Lexington          Fayette        KY
-----------------------------------------------------------------------------------------------------------------------------------
262      1     Multifamily Garden             2530 Dwight Way                                 Berkeley           Alameda        CA
275      1     Multifamily Mid Rise           344 East 209th Street                           Bronx              Bronx          NY
278      1     Multifamily Mid Rise           212 Third Street                                Troy               Rensselaer     NY
285      1     Multifamily Mid Rise           2935 Holland Avenue                             Bronx              Bronx          NY
286      1     Multifamily Garden             2401 90th Street West and 2400 91st Street west Bloomington        Hennepin       MN
-----------------------------------------------------------------------------------------------------------------------------------
290      1     Multifamily Low Rise           238 Merrydale Road                              San Rafael         Marin          CA
294      1     Multifamily Mid Rise           2885 Briggs Avenue                              Bronx              Bronx          NY

                             CUT-OFF DATE     ORIGINAL     STATED REMAINING    ORIGINAL        REMAINING      REMAINING
              CUT-OFF DATE   BALANCE PER  TERM TO MATURITY TERM TO MATURITY  AMORTIZATION    AMORTIZATION   INTEREST ONLY
 ID ZIP CODE BALANCE ($) (3)  UNIT ($)      OR ARD (MOS.)    OR ARD (MOS.)  TERM (MOS.) (4) TERM (MOS.) (4) PERIOD (MOS.) DSCR (5)
----------------------------------------------------------------------------------------------------------------------------------

 10  17109     33,000,000      47,965            120              119             360             360             59        1.38
 15  17109     27,360,000      43,636            180              166             360             360             46        1.45
 24  08902     22,904,703      35,566            120              118             240             238                       1.51
 29  43235     19,917,356      68,210            120              110             360             356              0        1.39
 33  48439     18,483,049      28,523            120              119             360             359                       1.50
----------------------------------------------------------------------------------------------------------------------------------
 35  28451     17,990,671      62,468            120              119             420             419                       1.25
 39  48034     16,973,535      42,862            120              118             360             358                       1.39
 45  30534     15,000,000      55,970            120              118              IO              IO            118        1.50
 47  82901     14,959,416      44,522            120              117             360             357                       1.39
 48  08007     14,948,566      43,079            180              166             360             360             46        1.50
----------------------------------------------------------------------------------------------------------------------------------
 54  18103     14,170,022      24,181            180              165             180             165                       1.42
 60  33615     13,188,623      42,271            120              119             360             359                       1.50
 63  36832     12,500,000      61,275            120              118             360             360             34        1.41
 65  31602     12,025,000      91,794            120              120             360             360             24        1.52
 70  08083     11,240,000      45,506            180              165             360             360             45        1.33
----------------------------------------------------------------------------------------------------------------------------------
 90  77566      9,400,000      54,023             60               58             360             360             22        1.34
122  97070      7,035,000      63,378            120              119             480             480             35        1.28
142  65672      6,395,079      26,646            120              119             360             359                       1.30
146  50322      6,280,000      34,889            120              118             360             360             34        1.59
148  95076      6,190,283      77,379            120              118             360             358                       1.67
----------------------------------------------------------------------------------------------------------------------------------
150  48180      6,000,000      25,424            120              120             360             360             60        1.38
155  77061      5,945,425      19,429            120              119             360             359                       1.23
164  94706      5,461,240      91,021            120              118             360             358                       1.21
165  22939      5,295,858     105,917            120              119             360             359                       1.21
170  85710      4,992,146      14,902            120              118             360             358                       1.47
----------------------------------------------------------------------------------------------------------------------------------
172  08844      4,979,457      77,804            120              118             240             238                       1.41
182  98115      4,686,138     146,442            120              117             360             357                       1.33
189  94501      4,333,050      66,662            120              118             360             358                       1.22
204  10457      3,683,177      60,380             60               57             360             360              9        1.35
213  48184      3,460,000      22,468            120              120             360             360             60        1.46
----------------------------------------------------------------------------------------------------------------------------------
215  95624      3,337,318      23,016            120              119             360             359                       2.54
227  76012      3,045,335      21,148            120              118             360             358                       1.33
230  42104      3,000,000      25,424            120              120             360             360                       1.35
236  10467      2,950,000      61,458             60               60             360             360             12        1.40
259  40505      2,164,167      27,746            120              118             360             358                       1.32
----------------------------------------------------------------------------------------------------------------------------------
262  94704      2,098,385     262,298            120              119             360             359                       1.30
275  10467      1,763,704      56,894             60               57             360             360              9        1.39
278  12180      1,648,728      48,492            120              119             360             359                       1.29
285  10467      1,477,291      56,819             60               57             360             360              9        1.40
286  55431      1,475,222      52,687            120              116             360             356                       1.15
----------------------------------------------------------------------------------------------------------------------------------
290  94903      1,347,969      61,271            120              118             360             358                       1.30
294  10458      1,180,828      56,230             60               57             360             360              9        1.38

        DSCR       CUT-OFF         LTV                                        STUDIOS                1 BEDROOM
    AFTER INITIAL DATE LTV      RATIO AT        UTILITIES                     NO. OF     AVG RENT     NO. OF     AVG RENT
 ID   IO PERIOD   RATIO (6) MATURITY OR ARD (6) PAID BY TENANT              UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($)
---------------------------------------------------------------------------------------------------------------------------

 10     1.18        72.2%         67.8%         Electric                                                250          600
 15     1.19        79.9%         67.0%         Electric, Gas                                           282          556
 24      NAP        42.6%         27.9%         Electric, Gas, Water                                    486          890
 29     1.39        79.0%         66.9%         Electric, Water, Sewer                                  208          724
 33      NAP        73.1%         61.4%         Electric, Gas                                           320          498
---------------------------------------------------------------------------------------------------------------------------
 35      NAP        71.1%         64.0%         Electric, Water                                          72          569
 39      NAP        73.8%         63.3%         Electric, Gas                                           252          699
 45      NAP        65.8%         65.8%         Electric, Gas, Water                                     84          680
 47      NAP        73.7%         62.7%         Electric                                                104          585
 48     1.22        79.9%         66.8%         Electric, Gas                    49          528        162          658
---------------------------------------------------------------------------------------------------------------------------
 54      NAP        47.0%          0.9%         Electric, Gas                                           333          559
 60      NAP        48.8%         41.4%         Electric                                                156          747
 63     1.22        76.7%         70.0%         Electric, Water, Sewer                                   23          595
 65     1.30        78.9%         70.3%         Electric
 70     1.10        80.3%         67.4%         Electric                                                102          690
---------------------------------------------------------------------------------------------------------------------------
 90     1.14        75.2%         72.7%         Electric                                                104          725
122     1.19        74.1%         71.0%         Electric, Gas                                            43          675
142      NAP        76.1%         65.3%         Electric, Water, Sewer                                  120          360
146     1.35        80.0%         72.6%         Electric                                                 72          584
148      NAP        65.3%         55.9%         Electric                                                 60        2,300
---------------------------------------------------------------------------------------------------------------------------
150     1.18        75.9%         71.3%         Electric                                                 18          590
155      NAP        78.2%         67.1%         Electric, Water, Sewer                                  228          477
164      NAP        64.2%         54.9%         Electric, Gas                                            17        1,003
165      NAP        77.9%         66.7%         Electric, Gas, Water, Sewer
170      NAP        61.6%         52.8%         Electric, Gas                   108          358        214          430
---------------------------------------------------------------------------------------------------------------------------
172      NAP        41.2%         27.1%         Electric, Gas, Water
182      NAP        62.3%         52.4%         Electric, Water, Sewer           17        1,107          3        1,350
189      NAP        55.6%         47.5%         Electric, Gas                     1          825         38          826
204     1.17        65.8%         62.8%         Electric                          1          700         11          800
213     1.24        76.9%         72.1%         Electric, Gas                                            33          550
---------------------------------------------------------------------------------------------------------------------------
215      NAP        22.6%         19.3%         Electric, Gas, Water                                     25          824
227      NAP        45.5%         39.0%         Electric
230      NAP        71.4%         61.3%         Electric                         14          375         93          435
236     1.21        65.6%         62.6%         Electric                                                 31          800
259      NAP        72.1%         61.9%         Electric                                                 30          435
---------------------------------------------------------------------------------------------------------------------------
262      NAP        58.3%         50.0%         Electric, Gas
275     1.21        63.0%         60.2%         Electric                          5          700         20          800
278      NAP        72.6%         62.3%         Electric, Gas, Water                                     27          664
285     1.22        70.3%         67.2%         Electric                          5          700         17          800
286      NAP        79.3%         68.3%         Electric                                                 12          650
---------------------------------------------------------------------------------------------------------------------------
290      NAP        48.1%         41.4%         Electric, Gas                                            22          900
294     1.20        56.2%         53.7%         Electric                                                 11          800

     2 BEDROOM               3 BEDROOM              4 BEDROOM                5 BEDROOM              6 BEDROOM
      NO. OF     AVG RENT     NO. OF     AVG RENT     NO. OF     AVG RENT     NO. OF     AVG RENT     NO. OF     AVG RENT
 ID UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($)
--------------- -----------------------------------------------------------------------------------------------------------

 10     364          757        74           925
 15     337          658         8           830
 24     158        1,100
 29      84        1,044
 33     264          591        64           937
--------------- -----------------------------------------------------------------------------------------------------------
 35     144          679        72           849
 39      80          799        64         1,020
 45     144          837        40           950
 47     187          747        45           850
 48     135          846         1         1,140
--------------- -----------------------------------------------------------------------------------------------------------
 54     244          655         9           732
 60      84          865        72           970
 63     118          720        63           960
 65      44          793         2         1,125        85         1,222
 70     144          841         1         1,000
--------------- -----------------------------------------------------------------------------------------------------------
 90      62          941         8         1,150
122      57          775        11           985
142     120          462
146     108          665
148      20        3,143
--------------- -----------------------------------------------------------------------------------------------------------
150     218          630
155      78          658
164      29        1,247        14         1,441
165      44          886         6         1,208
170      11          580         2           620
--------------- -----------------------------------------------------------------------------------------------------------
172      48        1,273        16         1,724
182      12        1,675
189      26        1,172
204      36        1,100        12         1,300
213     121          950
--------------- -----------------------------------------------------------------------------------------------------------
215     120          944
227      82          615        62           725
230      11          550
236      12        1,100         5         1,300
259      48          547
--------------- -----------------------------------------------------------------------------------------------------------
262                                                      3         3,300         4        4,025        1          4,550
275       6        1,100
278       7          829
285       4        1,100
286      16          825
--------------- -----------------------------------------------------------------------------------------------------------
290

294       5        1,100         4         1,300

     7 BEDROOM              OTHER UNITS
      NO. OF     AVG RENT     NO. OF      AVG RENT   NO. OF
 ID UNITS/ROOMS PER MO. ($) UNITS/ROOMS PER MO. ($) ELEVATORS
-------------------------------------------------------------

 10
 15
 24
 29
 33
-------------------------------------------------------------
 35
 39
 45
 47
 48
-------------------------------------------------------------
 54
 60
 63
 65
 70
-------------------------------------------------------------
 90
122
142
146
148                                                     2
-------------------------------------------------------------
150
155
164                                                     2
165
170
-------------------------------------------------------------
172
182                                                     1
189
204                                                     1
213
-------------------------------------------------------------
215
227
230
236                                                     1
259
-------------------------------------------------------------
262
275
278                                                     1
285
286
-------------------------------------------------------------
290
294

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

FOOTNOTES TO APPENDIX B AND APPENDIX C

     1    Fitch, Inc. and Standard and Poor's Ratings Services have confirmed that Loan ID#13 (300 North Meridian Office Building) has, in the
          context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB" / "BBB", respectively. Fitch, Inc. and Standard and Poor's Ratings Services
          have confirmed that Loan ID#24 (North Brunswick Manor) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" / "AAA", respectively. Fitch, Inc. and Standard and Poor's Ratings Services
          have confirmed that Loan ID#54 (Brandywine & Fountain Terrace
          Apartments) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" /
          "AAA", respectively. Fitch, Inc. and Standard and Poor's Ratings
          Services have confirmed that Loan ID#95 (Nohl Plaza Orange County)
          has, in the context of its inclusion in the trust, credit
          characteristics consistent with that of an obligation rated "BBB+" /
          "BBB-", respectively. Fitch, Inc. and Standard and Poor's Ratings
          Services have confirmed that Loan ID#108 (1380 Howard Street) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB" / "A+",
          respectively. Fitch, Inc. and Standard and Poor's Ratings Services
          have confirmed that Loan ID#158 (Westlake I & II) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB" / "A+", respectively.

          Standard and Poor's Ratings Services has confirmed that Loan ID#69
          (New Braunfels Market Place Shopping Center) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB+", respectively. Fitch, Inc. has confirmed that Loan ID#97 (UTEX Portfolio) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A", respectively. Standard and Poor's Ratings
          Services has confirmed that Loan ID#156 (Crockett Square) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-", respectively.

     2    BSCMI - Bear Stearns Commercial Mortgage, Inc.; WFB - Wells Fargo
          Bank, National Association; PMCF - Prudential Mortgage Capital
          Funding, LLC; PCF II - Principal Commercial Funding II, LLC; NLIC -
          Nationwide Life Insurance Company; PCF - Principal Commercial Funding,
          LLC

     3    For Loan ID#4 (RLJ Hotel Portfolio), the $75,044,000 pooled mortgage loan represents an approximate 14.9% pari passu interest in a
          $504,548,870 mortgage loan secured by the RLJ Hotel Portfolio. The other loans are evidenced by six separate pari passu notes, (the "RLJ
          Hotel Portfolio Non-Pooled Pari Passu Companion Loans"), with an aggregate principal balance of $429,504,870. The RLJ Hotel Portfolio
          Non-Pooled Pari Passu Companion Loans will not be included in the trust and have been securitized in various transactions. The pooling and servicing agreement for the Wachovia Bank Commercial Mortgage
          Trust Commercial Pass-Through Certificates Series 2006-C27 transaction will govern the servicing of the RLJ Hotel Portfolio Pooled Mortgage
          Loan and the RLJ Hotel Portfolio Non-Pooled Pari Passu Companion
          Loans. All LTV, DSCR and Cut-off Date Balance per Room numbers presented are based on the entire first mortgage loan.

          For Loan ID#41 (Mansfield Village Square), the $16,500,000 mortgage loan represents an A-Note portion ("A-Note") of a $17,000,000 first mortgage split into an A-Note and a subordinate B-Note. The $500,000
          B-Note portion ("B-Note") is owned by an affiliate of the mortgage loan seller and is not included in the trust. All LTV, DSCR and
          Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the $16,500,000 A-Note financing. The DSCR based on the total first mortgage debt is 1.27x, based on the principal and interest payments. The total first mortgage debt LTV is 60.6%. The
          A-Note and B-Note will be serviced pursuant to the Pooling and
          Servicing Agreement. The master servicer will make Servicing Advances for the mortgaged property securing the related A-Note and B-Note, and will remit collections on the A-Note to, or on behalf of, the trust.

          For Loan ID#60 (Sheldon Palms Apartments), the $13,200,000 mortgage loan represents an A-Note portion ("A-Note") of a $13,700,000 first mortgage split into an A-Note and a subordinate B-Note. The $500,000
          B-Note portion ("B-Note") is owned by an affiliate of the mortgage loan seller and is not included in the trust. All LTV, DSCR and
          Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the $13,200,000 A-Note financing. The DSCR based on the total first mortgage debt is 1.44x, based on the principal and interest payments. The total first mortgage debt LTV is 50.7%. The
          A-Note and B-Note will be serviced pursuant to the Pooling and
          Servicing Agreement. The master servicer will make Servicing Advances for the mortgaged property securing the related A-Note and B-Note, and will remit collections on the A-Note to, or on behalf of, the trust.

          For Loan ID#155 (Savannah Apartments), the $5,950,000 mortgage loan represents an A-Note portion ("A-Note") of a $6,325,000 first mortgage split into an A-Note and a subordinate B-Note. The $375,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and
          Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the $5,950,000 A-Note financing. The DSCR based on the total first mortgage debt is 1.11x, based on the principal and interest payments. The total first mortgage debt LTV is 83.2%. The
          A-Note and B-Note will be serviced pursuant to the Pooling and
          Servicing Agreement for the trust. The master servicer will make
          Servicing Advances for the mortgaged property securing the related
          A-Note and B-Note, and will remit collections on the A-Note to, or on behalf of, the trust.

          For Loan ID#43 & 44 (660 West Washington Avenue and 780 Regent
          Street), the pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV, DSCR and Cut-off Date
          Balance per Net Rentable Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cash flow and net rentable area.

          For Loan ID#123 & 124 (Schwab/Barth - Rite-Aid Los Angeles and
          Schwab/Barth - Rite-Aid San Diego), the pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV,
          DSCR and Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cash flow and net rentable area.

          For Loan ID#162 & 163 (Heritage Center and Alhambra Retail), the
          pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV, DSCR and Cut-off Date Balance per Net
          Rentable Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cash flow and net rentable area.

          For Loan ID#13 (300 North Meridian Office Building), the pooled mortgage loan has additional collateral in the form of a note payable for $2,100,000. Baker and Daniels ("B&D"), who has a small ownership interest in the borrowing entity and is a tenant at the subject property, originally had a capital lease. Within this capital lease, there were loans due from Baker & Daniels to the borrower. In 1995, when Nationwide funded the original loan, the B&D lease was amended and restated to an operating lease. There were some very negative tax implications from this conversion and therefore the loans included in the original capital lease were converted to the form of the note payable for $2,100,000. Baker & Daniels is responsible for paying the borrower $213,864 annually as a result of the note and the borrower records this income as rental income. The note is scheduled to mature at the time the Baker & Daniels lease matures in December 2019. The lender has an assignment to the note.

     4    For Loan ID#14 (1390 & 1400 Kifer Road), the mortgage loan requires principal and interest payments based on 25-year amortization from
          October 1, 2006 through September 1, 2013. Beginning October 1, 2013 until the loan is paid in full at the maturity date of September 1,
          2015 the loan payments will be interest only.

          For Loan ID#54 (Brandywine & Fountain Terrace Apartments), the
          mortgage loan is a 15-year, fully amortizing loan which requires principal and interest payments based on a 5.29% interest rate from
          July 1, 2005 through May 1, 2006. Beginning June 1, 2006 until the loan is paid in full at the maturity date of June 1, 2020 the principal and interest payments will be based on a 5.41% interest rate over the remaining loan term. The DSCR based on the current interest rate of 5.41% is 1.42x. For further details on the amortization of this loan, please refer to the amortization schedule in the Free
          Writing Prospectus on Schedule I.

          For Loan ID#62 (Jasper Mall), the mortgage loan requires principal and interest payments of $78,747.67 based on a 30-year amortization from
          August 1, 2006 through July 1, 2010. Beginning August 1, 2010 through
          July 1, 2011 the loan payments will be interest only. On August 1,
          2011 through July 1, 2015 the loan requires principal and interest payments of $81,680.01 based on a 24-year amortization. Beginning
          August 1, 2015 the loan payments will be interest only until the loan is paid in full at the maturity date of July 1, 2016. For further details on the amortization of this loan, please refer to the amortization schedule in the Free Writing Prospectus on Schedule I.

     5    Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR
          for loans are defined in the Prospectus Supplement. These numbers reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

     6    For Loan ID#4 (RLJ Hotel Portfolio), the Appraised Value and LTV for
          22 of the 43 properties is based on the "As Renovated" value as of
          June 1, 2006. The "As Renovated" value assumes the completion of renovations according to the property improvement plan at each property. The cost of these renovations has been deposited into an upfront reserve. The "As-Is" value for the RLJ Hotel Portfolio was
          $695,200,000 as of June 1, 2006.

          For Loan ID#29 (Crosswoods at Central Park), the Appraised Value and
          LTV is based on the "Stabilized" value of $25,200,000 as of July 1,
          2006. The "Stabilized" value assumes the completion of construction and property is operating on a stabilized basis. The 292-unit space has been completed and the occupancy as of July 31, 2006 was 89.4%.

          For Loan ID#74 (New Bern Commons), the Appraised Value and LTV is
          based on the "Stabilized" value of $13,875,000 million as of November
          1, 2006. The "Stabilized" value assumes lease-up at the property to a stabilized level of 93%. The property was 80.6% leased as of April 3,
          2006. BSCMI escrowed $434,000 as an up-front TI/LC escrow. This escrow will be released if the property reaches 95% occupancy within 24 months of funding. If the property does not reach 95% occupancy within
          24 months of funding, the escrow shall become additional collateral for the loan and held by Lender for the remainder of the loan term.
          The "As-Is" value was $13,575,000 as of May 2, 2006.

          For Loan ID#82 (Gateway Centre), the Appraised Value and LTV are based on the "Stabilized" value of $12,500,000 as of January 1, 2007. A tenant at the subject property, Price Chopper, is in the process of expanding its space by 12,000 square feet, with an expected completion and occupancy date of January 1, 2007. A letter of credit in the initial amount of $2,300,000 was posted at origination as additional collateral for the mortgage loan to be held until the build out is completed. In addition, a second letter of credit in the amount of
          $200,000 was posted at origination as additional collateral for the mortgage loan subject to the tenant having taken occupancy and paying full rent for two consecutive months. The rent commencement date is expected to be March 11, 2007. The "As-Is" value of the subject property is $9,800,000 as of May 10, 2006. The tenant is still occupying and operating in the original 38,000 square foot space while the expansion is being constructed.

          For Loan ID#83 (OfficeMax Plaza), the Appraised Value and LTV is based on the "Stabilized" value of $13,700,000 as of May 1, 2007. The
          "Stabilized" value assumes the property is operating on a stabilized basis. The subject property was 100.0% leased as of June 30, 2006. The
          "As-Is" value was $12,400,000 as of April 27, 2006.

          For Loan ID#84 (Courtyard San Antonio Airport), the Appraised Value
          and LTV is based on the "As Renovated" value as of $13,100,000 as of
          June 1, 2006. The "As Renovated" value assumes the completion of renovations according to the property improvement plan. The cost of these renovations has been deposited into an upfront reserve. The "As
          Is" value was $12,900,000 as of June 1, 2006.

          For Loan ID#96 (150 Riverside Parkway), the Appraised Value and LTV is
          based on the "Stabilized" value of $13,500,000 as of June 1, 2007. The
          "Stabilized" value assumes the property is operating on a stabilized basis with an occupancy of or above 95%. The occupancy as of May 26,
          2006 was 63.6%. The "As-Is" value was $12,000,000 as of May 4, 2006.
          The pooled mortgage loan is structured with a performance holdback of
          $2,000,000 along with a $400,000 letter of credit from the borrower for tenant improvements and construction, which are aimed to stabilize the performance of the property.

          For Loan ID#108 (1380 Howard Street), the Appraised Value and LTV is
          based on the "Stabilized" value of $14,600,000 as of April 28, 2006.
          The "Stabilized" value assumes the completion of tenant improvements and occupancy of the City & County of San Francisco - Dept. of Public
          Health space. The City & County of San Francisco - Dept. of Public
          Health space has been completed and they have taken occupancy. The
          "As-Is" value is $14,000,000 as of April 28, 2006.

          For Loan ID#117 (9668 Milliken Center), the Appraised Value and LTV is
          based on the "Stabilized" value of $11,300,000 as of June 8, 2006. The
          "Stabilized" value assumes the construction is completed and the property is operating on a stabilized basis. The last building at the property was completed in July 2006 and the property was 92.4% leased as of August 8, 2006.

          For Loan ID#127 (Corinthian College - ACCO II), the Appraised Value
          and LTV is based on the "Stabilized" value of $11,700,000 as of June
          3, 2006. The "Stabilized" value assumes the completion of building improvements / construction and the property is operating on a stabilized basis. The construction has been completed and the occupancy as of September 1, 2006 was 100.0%. The "As-Is" value is
          $9,490,000 as of May 3, 2006.

          For Loan ID#159 (Publix Orange Park), the Appraised Value and LTV is
          based on the "Stabilized" value of $8,000,000 as of June 1, 2006. The
          "Stabilized" value assumes the completion of tenant improvements and occupancy of the Publix Super Markets, Inc. space, which are scheduled to be completed September 1, 2006. The subject was 100.0% pre-leased to Publix Super Markets, Inc. in March 2006. Rent commencement began
          June 15, 2006. The "As-Is" value is $7,900,000 as of April 28, 2006.

          For Loan ID#217 (Monroe Retail Center), the Appraised Value and LTV is
          based on the "As Complete and Stabilized" value of $4,600,000 as of
          October 21, 2006. The "Stabilized" value assumes the completion of building improvements / construction and the property is operating on a stabilized basis. The building was completed in 2006 and the property was 85.8% leased as of August 1, 2006. The "As-Is" value was
          $4,575,000 as of April 21, 2006.

          For Loan ID#231 (Radisson Professional Building), the Appraised Value
          and LTV is based on the "Stabilized" value of $3,900,000 as of August
          1, 2006. The "Stabilized" value assumes the occupancy has stabilized.
          The occupancy as of July 5, 2006 was 85.2%. Additionally, there is a
          $200,000 performance holdback which shall be released upon the property achieving 90.5% stabilized occupancy. The "As-Is" value was
          $3,840,000 as of May 26, 2006.

          For Loan ID#245 (Portofino Center), the Appraised Value and LTV is
          based on the "Stabilized" value of $3,700,000 as of November 1, 2006.
          The "Stabilized" value assumes the property is operating on a stabilized basis with an occupancy at or above 93%. The occupancy as of June 9, 2006 was 90.8%. The "As-Is" value was $3,630,000 as of May
          25, 2006.

          For Loan ID#301 (Valencia Flex Industrial), the Appraised Value and
          LTV is based on the "Stabilized" value of $1,310,000 as of March 24,
          2006. The "Stabilized" value assumes the completion of building improvements / construction and property is operating on a stabilized basis. The construction has been completed and the occupancy as of
          June 26, 2006 was 100%. The "As-Is" value is $1,035,000 as of March
          24, 2006.

     7    Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

          For Loan ID#19 (303 Bryant Street), PayPal, Inc. leases 100% of the space, but is not in occupancy. There are two subleases in place. The
          Nuasis Corporation, under a lease that commenced May 1, 2004 and expires April 30, 2008, leases 25,879 square feet at a current annual rent of $512,404. YF Direct, Inc., under a lease that commenced
          September 1, 2004 and expires June 30, 2012, leases 17,589 square feet at a current annual rent of $337,709.

          For Loan ID#20 (The Family Center at Federal Way), the property is comprised of a net rentable area of 76,426 square feet, of which the improvements are included in the loan collateral, and four ground lease tenants totaling a net rentable area of 318,656 square feet, of which the improvements are not included in the collateral. For purposes of calculating the Cut-off Date Balance per Net Rentable
          Area, the combined square footage of the improvements totaling 395,082 square feet was used.

     8    For Loan ID#30 (730 Pilot Road), the loan is subject to 48-payment lockout from the first payment date, with the greater of 1% or yield maintenance for the following 71 payments, and open to prepayment without premium thereafter through the maturity date. However, prior to the lockout period if the tenant exercises its purchase option of the property as outlined in the lease (i.e. the gaming authorities determine landlord is unsuitable or the gaming authorities direct tenant to cease business with the landlord solely due to acts or omissions of landlord), the call protection shall be the greater of 3%
          or yield maintenance.

          For Loan ID#83 (OfficeMax Plaza), the Prepayment Provision is as
          follows: At any time following the date which is 24 months after the first payment date, full prepayment of the loan is permitted by the borrower delivering to lender at least 30 days prior written notice of borrower's intent to prepay the Mortgage Loan in full, together with a premium equal to the greater of (i) 1% of the outstanding principal balance, or (ii) a discounted yield maintenance amount based on the
          U.S Treasury Note or Bond rate, plus fifty (50) basis points.

          For Loan ID#278 (Park Place Apartments), the borrower does not have the right to prepay the loan prior to 1 month prior to the maturity date, except in the event of a casualty and the Borrower is unable to rebuild as a result of the property being a non-conforming legal use.
          In this event, the borrower is required to prepay the loan (with a make-whole premium) to a level in which the DSCR is 1.20x or greater.

     9    For Loan ID#3 (Paces West), the pooled mortgage loan is structured with a performance holdback of $14,200,000 to be held as additional collateral until the property stabilizes. On or before April 19, 2011, the balance of the reserve may be reduced up to three times subject to the satisfaction of certain conditions and graduated net cash flow criteria. If the net cash flow equals or exceeds $7,030,800 on or before April 19, 2011, the entire balance of the reserve may be released to the borrower. After April 19, 2011, any remaining portion of the reserve may be used by the lender to partially defease the loan or hold as additional collateral for the remainder of the loan term.

          For Loan ID #27 (Iron Horse Shopping Center), the pooled mortgage loan is structured with a tenant improvement holdback of $1,600,000, which is subject to achievement of certain release conditions (less $200,000 to be set aside in a separate re-tenanting impound). The release conditions include, but are not limited to, (i) the non-major tenant space is at least 93% occupied and the major tenant is in occupancy,
          (ii) a DSCR of at least 1.25x. On or after August 1, 2009, the borrower may request that the remaining available holdback funds be applied to the balance of the mortgage loan with a yield maintenance premium, and if the borrower so elects, the monthly principal and interest payments are re-amortized based on the pay-down.

          For Loan ID#31 (Lakeside Marketplace), the pooled mortgage loan is structured with a performance holdback of $489,276, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by October 1, 2007, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#43 (660 West Washington Avenue), the pooled mortgage loan is structured with a performance holdback of $110,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) 30 days prior to the expiration of the letter of credit (if the letter of credit is not renewed) if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the respective reserve agreement.

          For Loan ID#44 (780 Regent Street), the pooled mortgage loan is structured with a performance holdback of $210,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) 30 days prior to the expiration of the letter of credit (if the letter of credit is not renewed) if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the respective reserve agreement.

          For Loan ID#45 (Dawson Forest Apartments), the pooled mortgage loan is structured with a performance holdback of $50,807, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by July 1, 2007, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#56 (Gateway Plaza Shopping Center), the pooled mortgage loan is structured with a performance holdback of $108,000, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by August 1, 2008, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#56 (Gateway Plaza Shopping Center), the pooled mortgage loan is structured with a performance holdback of $185,000, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by August 1, 2008, if the items identified in the loan documents as Additional Security Deposit have not been completed in accordance with the terms of the respective reserve agreement.

          For Loan ID#62 (Jasper Mall), the pooled mortgage loan is structured with a performance holdback of $150,000, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by December 31, 2006, if the item identified in the loan documents as Roof Replacement has not been completed in accordance with the terms of the respective reserve agreement.

          For Loan ID#78 (650 Washington Road), the pooled mortgage loan is structured with a performance holdback of $500,000, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by June 1, 2007, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#83 (OfficeMax Plaza), the pooled mortgage loan is structured with a performance holdback of $800,000 which is subject to achievement of certain release conditions. Release conditions include, but are not limited to, (i) net operating income of at least $940,000 per annum, (ii) corresponding debt service coverage ratio is a minimum
          1.25x DSCR; (iii) the LTV not in excess of 80%; (iv) the borrower is not in default under tenant leases or loan documents. If the requirement to release reserve are not satisfied by July 31, 2008, lender may cash/redeem the reserve and apply the cash proceeds to the reduction of the outstanding principal balance of the pooled mortgage loan, including any applicable prepayment premium, or to the payment of any other amounts owed by the borrower to the lender under the terms of the loan documents.

          For Loan ID#83 (OfficeMax Plaza), the pooled mortgage loan is structured with a performance holdback of $900,000 which is subject to achievement of certain release conditions. Release conditions include, but are not limited to, (i) the currently vacant first floor office suite containing 11,972 square feet is fully leased to a tenant approved by the lender for a term of at least three (3) years at a rental rate of at least $15/SF, NNN, (ii) the approved tenant is in occupancy, open for business, with full rent having commenced, and
          (iii) the lender has received and approved a "clean" tenant estoppel.
          If the requirement to release reserve are not satisfied by July 31,
          2008, the lender may cash/redeem the reserve and apply the cash proceeds to the reduction of the outstanding principal balance of the pooled mortgage loan, including any applicable prepayment premium, or to the payment of any other amounts owed by the borrower to the lender under the terms of the loan documents.

          For Loan ID#90 (Villages of Lake Jackson), the pooled mortgage loan is structured with a performance holdback of $500,000 which is subject to achievement of certain release conditions. Release conditions include, but are not limited to, (i) an occupancy rate of 90% or greater at the property, (ii) an actual DSCR of at least 1.20x, (iii) net operating income (as determined by Lender) of $846,000 or greater, (iv) a DSCR of at least 0.97x based on an 8.90% constant, and (v) an LTV of less than 80% at the time of the release request. If the requirements to release reserve are not satisfied by January 1, 2008, the borrower will be required to apply the cash proceeds to the reduction of the outstanding principal balance of the pooled mortgage loan, subject to the applicable prepayment premium.

          For Loan ID#96 (150 Riverside Parkway), the pooled mortgage loan is structured with a performance holdback of $2,000,000 which is subject to achievement of certain release conditions. Release conditions include, but are not limited to, achieving a 75% occupancy rate and a minimum 1.25x DSCR, as determined by Lender. If the occupancy and coverage tests are not satisfied by June 21, 2007 or if there is a default by the borrower under the terms of the loan documents, the lender may apply the holdback to reduce the outstanding principal balance of the pooled mortgage loan at par, or to the payment of any other amounts owed by the borrower to the lender under the terms of the loan documents.

          For Loan ID#96 (150 Riverside Parkway), the pooled mortgage loan is structured with a performance holdback of $400,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit will, under certain circumstances, be applied to the balance of the mortgage loan, at par, after June 21, 2008, if the release conditions have not been met.

          For Loan ID#105 (3730 Carmia Drive SW), the pooled mortgage loan is structured with a performance holdback of $84,035, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by October 1, 2007, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#110 (Petaluma Theatre District Garage Retail), the pooled mortgage loan is structured with a performance holdback of $22,960, which is subject to achievement of certain release conditions. The release conditions include but are not limited to occupancy of 95% and an effective gross income of no less than $694,246. The amount of the reserve is required to be applied to the balance of the mortgage loan with a yield maintenance premium by July 24, 2008, if the property has not satisfied the release conditions.

          For Loan ID#126 (500 Maitland Drive), the pooled mortgage loan is structured with a performance holdback of $200,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) by September
          1, 2008, if the conditions identified in the loan documents as
          Additional Security Deposit have not been satisfied in accordance with the terms of the respective reserve agreement.

          For Loan ID#134 (Bel Air Center), the pooled mortgage loan is structured with a performance holdback of $5,250, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by July 31, 2007, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

          For Loan ID#135 (Rosemount Crossing), the pooled mortgage loan is structured with a performance holdback of $954,000 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) by August 15,
          2007, if the conditions identified in the loan documents as Initial
          Premises Lease-up have not been satisfied in accordance with the terms of the respective reserve agreement.

          For Loan ID#144 (Carbondale Square), the pooled mortgage loan is structured with a performance holdback of $400,000, which is subject to the achievement of certain release conditions. The release conditions include, but are not limited to, (i) an occupancy rate of
          94% under leases acceptable to the lender, and (ii) a DSCR of at least
          1.20x. At any time during the term of the loan, the borrower may request the entirety of the remaining holdback to be applied to the balance of the pooled mortgage loan with a yield maintenance premium, and if the borrower so elects, monthly principal and interest payments are re-amortized based on the pay-down.

          For Loan ID#204 (176 East 176th Street), the pooled mortgage loan is structured with a performance holdback of $100,000 which is subject to achievement of certain release conditions. Release conditions include, but are not limited to, (i) an occupancy rate of 95% or greater at the property, (ii) an actual DSCR of at least 1.20x, (iii) net operating income (as determined by the lender) of $335,000 or greater, (iv) a
          DSCR of at least 1.00x based on an 8.90% constant, and (v) an LTV of less than 80% at the time of the release request. If the release conditions are not satisfied by November 11, 2007, the lender will apply the reserve to the reduction of the outstanding principal balance of the pooled mortgage loan and the borrower shall pay the applicable prepayment premium.

          For Loan ID#217 (Monroe Retail Center), the pooled mortgage loan is structured with a performance holdback of $100,000, which is subject to the achievement of certain release conditions. Release conditions include, but are not limited to, (i) subject occupancy is at a minimum of 90.0% (29,808 square feet), with leases approved by the lender, averaging $14.50 per square foot in base rent, tenants in occupancy, operational, paying full rent and all tenant rate abatements periods expired; (ii) the borrower is not in default under tenant leases or the mortgage loan documents. If the requirement to release reserve is not satisfied by May 17, 2007, the lender may cash/redeem the reserve and apply proceeds to the reduction of the outstanding principal balance of the loan, at par, or to the payment of any other amounts owed by the borrower to the lender under the terms of the loan documents.

          For Loan ID#219 (4600-4646 California Avenue), the pooled mortgage loan is structured with a performance holdback of $85,895 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) by July 17, 2009, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the respective reserve agreement.

          For Loan ID#231 (Radisson Professional Building), the pooled mortgage loan is structured with a performance holdback of $200,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan (with a yield maintenance premium) by
          August 1, 2007, if the property has not satisfied the release conditions. The release conditions include but are not limited to occupancy of 90.5% and DSCR of 1.20x.

          For Loan ID#248 (3990 Royal Avenue), the pooled mortgage loan is structured with a performance holdback of $185,700 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied to the balance of the mortgage loan (with a make-whole premium) 30 days prior to the expiration of the letter of credit (if the letter of credit is not renewed) if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the respective reserve agreement.

          For Loan ID#278 (Park Place Apartments), the pooled mortgage loan is structured with a performance holdback of $21,250, which is subject to achievement of certain release conditions. The amount of the reserve can be applied to the balance of the mortgage loan (with a make-whole premium) by October 7, 2006 and January 7, 2007, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.